UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015 (April 1, 2015)

TRONOX LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Australia	1-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	1 Brodie Hall Drive Technology Park Bentley, Australia 6102

(203) 705-3800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition of Assets.

 On April 1, 2015, Tronox Limited (the “Company”) filed a Current Report on Form 8-K in connection with the acquisition by Tronox US Holdings Inc., a wholly owned subsidiary of the Company, of the Alkali Chemicals business from FMC Corporation for an aggregate purchase price of approximately $1.65 billion in cash.

This Form 8-K/A amends the Form 8-K the Company filed on April 1, 2015 to include the historical audited financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP.
99.1	Unaudited Condensed Combined Balance Sheet of the Alkali Chemicals Division of FMC Corporation as of March 31, 2015 and December 31, 2014, and Unaudited Condensed Combined Statements of Operations, Unaudited Condensed Combined Statements of Cash Flows and Unaudited Condensed Combined Statements of Changes in Divisional Equity for the three months ended March 31, 2015 and 2014.
99.2	Audited Combined Balance Sheets of the Alkali Chemicals Division of FMC Corporation as of December 31, 2014 and 2013, and Audited Combined Statements of Operations, Audited Combined Statements of Cash Flows and Audited Combined Statements of Changes in Divisional Equity for the years ended December 31, 2014, 2013, and 2012.
99.3	Unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014 for Tronox Limited and its subsidiaries.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Richard L. Muglia
Date: June 16, 2015	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

3

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG LLP.
99.1	Unaudited Condensed Combined Balance Sheet of the Alkali Chemicals Division of FMC Corporation as of March 31, 2015 and December 31, 2014, and Unaudited Condensed Combined Statements of Operations, Unaudited Condensed Combined Statements of Cash Flows and Unaudited Condensed Combined Statements of Changes in Divisional Equity for the three months ended March 31, 2015 and 2014.
99.2	Audited Combined Balance Sheets of the Alkali Chemicals Division of FMC Corporation as of December 31, 2014 and 2013, and Audited Combined Statements of Operations, Audited Combined Statements of Cash Flows and Audited Combined Statements of Changes in Divisional Equity for the years ended December 31, 2014, 2013, and 2012.
99.3	Unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014 for Tronox Limited and its subsidiaries.

4